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                          [PACIFIC CAPITAL FUNDS LOGO]

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                  PROSPECTUS SUPPLEMENT DATED OCTOBER 1, 2002
                      TO PROSPECTUS DATED DECEMBER 1, 2001
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       1. The following is added to the information under "The Investment
          Adviser" on page 59 of the Prospectus:

          Effective October 1, 2002, the Adviser's fees for the Small Cap Fund, New Asia Growth Fund and International Stock Fund were reduced to 0.50%, 0.40%, and 0.45% of average net assets, respectively, and those Funds assumed the Adviser's previous obligation to pay fees to their Sub-Advisers.

       2. The following is added to the information under "The
          Sub-Advisers" on page 59 of the Prospectus:

          For the Sub-Advisers' services, the Funds will pay the Sub-Advisers as follows, effective October 1, 2002: Small Cap Fund - 0.60% of the first $50 million of the Fund's average daily net assets and 0.55% of its average daily net assets in excess of $50 million; International Stock Fund - 0.65% of the first $50 million of the Fund's average daily net assets and 0.60% of its average daily net assets in excess of $50 million; New Asia Growth Fund - 0.50% of the Fund's average daily net assets.

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                              CLASS A AND CLASS B
                                 RETAIL SHARES
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     INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
                                   REFERENCE.

   12/01 PCP 0043S1